                                                                   EXHIBIT 10.15
                                                                   -------------




                          STOCK RESTRICTION AGREEMENT


     AGREEMENT, made as of the 15th day of March, 1996, by and among Peritus Software Services, Inc., a Massachusetts corporation (the "Company"), the persons listed collectively as a Stockholder in the signature pages hereto (the "Stockholder"), and the persons listed as Investors in the signature pages hereto (collectively, the "Investors" and individually, a "Investor").

     WHEREAS, certain of the Investors are acquiring an aggregate of 1,903,525 shares of Series A Convertible Preferred Stock, no par value, of the Company and 71,775 shares of Class A Common Stock, no par value, of the Company pursuant to the terms of a Series A Convertible Preferred Stock and Class A Common Stock Purchase Agreement dated the date hereof between the Company and the Purchasers listed on Schedule I thereto (the "Purchase Agreement"); and

     WHEREAS, it is a condition to the obligations of the Investors under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other as follows:

     1.   Certain Defined Terms.  As used in this Agreement, the following terms
          ---------------------
shall have the following respective meanings:

          (a) "Stock" shall mean and include all shares of Class A Common Stock, and all other securities of the Company which may be issued in exchange for or in respect of shares of Class A Common Stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

          (b) "Shares" shall mean and include all shares of Stock now owned or hereafter acquired by either (i) the Stockholder or (ii) any Investor.

     2.   Prohibited Transfers.  (a) The Stockholder shall not sell, assign,
          --------------------
transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of his Shares except to the Company or as expressly provided in this Agreement. Notwithstanding the foregoing, the Stockholder may transfer all or any of his Shares (i) by way of gift to any member of his family or to any trust for the benefit of any such family member or the Stockholder, provided that any such transferee shall agree in writing with the Company and the Investors, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder, or (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant, brother or sister.

          (b) In addition to the foregoing, if requested by the underwriters for the initial underwritten public offering of securities of the Company, the Stockholder shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of his Shares, without the written consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering. This Section 2(b) shall expressly survive a termination of this Agreement pursuant to clause (a) of Section 5 hereof.

     3.   Right of First Refusal on Dispositions.
          --------------------------------------

          (a) If at any time the Stockholder desires to sell for cash all or any part of his Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), the Stockholder shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company on terms and conditions, including price, not less favorable to the Company than those on which the Stockholder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Shares owned by the Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein; provided, however, that if the number of Offered Shares is 25,000
               --------  -------
Shares (appropriately adjusted to reflect stock splits, stock dividends and other similar actions affecting the number of issued and outstanding Shares) or fewer, then the Offer may state, at the option of the Stockholder, that if the Company or any Investor is to acquire any of the Offered Shares, then the Company and/or the Investors, as a combined group, must acquire all such Offered Shares. W within fifteen (15) days after receipt of the Offer, the Company shall give notice to the holder of its intent to purchase all or any portion of the Offered Shares on the terms and conditions as set forth in the Offer. If, for any reason whatsoever, the Company shall not exercise its right to purchase all of the Offered Shares as provided herein, then each of the Investors shall have the right to purchase, on the same terms and conditions set forth in the Offer, that portion of the Offered Shares which the Company shall not have agreed to purchase from the Stockholder (all such remaining shares being referred to as the "Remaining Offered Shares") subject to the 25,000 aggregate Share minimum share purchase requirement above (if applicable).

          (b) Each Investor shall have the absolute right to purchase that number of Remaining Offered Shares as shall be equal to the number of Remaining Offered Shares multiplied by a fraction, the numerator of which shall be the number of Shares then owned by such Investor and the denominator of which shall be the aggregate number of Shares then owned by all of the Investors. For purposes of Sections 3, 4 and 10, all of the Stock which a Investor has the right to acquire from the Company upon the conversion, exercise or exchange of any of the securities of the Company then owned by such Investor shall be deemed to be Shares then owned by such Investor. (The amount of Remaining Offered Shares that each Investor is entitled to purchase under this Section 3(b) shall be referred to as its "Pro Rata Fraction").

          (c) The Investors shall have a right of oversubscription such that if any Investor fails to accept the Offer as to its Pro Rata Fraction, the other Investors shall, among them, have the right to purchase up to the balance of the Remaining Offered Shares not so purchased. Such right of oversubscription may be exercised by a Investor by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Remaining Offered Shares available in respect of such oversubscription privilege, the oversubscribing Investors shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

          (d) If a Investor desires to purchase all or any part of the Remaining Offered Shares, said Investor shall communicate in writing its election to purchase to the Stockholder, which communication shall state the number of Remaining Offered Shares said Investor desires to purchase and shall be given to the Stockholder in accordance with Section 9 below within thirty days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Remaining Offered Shares (subject to the aforesaid limitations as to a Investor's right to purchase more than its Pro Rata Fraction). Sales of the Remaining Offered Shares to be sold to purchasing Investors pursuant to this Section 3 shall be made at the offices of the Company on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Stockholder's delivery to each purchasing Investor of a certificate or certificates evidencing the Remaining Offered Shares to be purchased by it, duly endorsed for transfer to such purchasing Investor, against payment to the Stockholder of the purchase price therefor by such purchasing Investor.

          (e) If the Investors do not purchase all of the Remaining Offered Shares, the Remaining Offered Shares not so purchased may be sold by the Stockholder at any time within 90 days after the date the Offer was made, subject to the provisions of Section 4. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Remaining Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this
Section 3. If Remaining Offered Shares are sold pursuant to this Section 3 to any Investor who is not a party to this Agreement, the Remaining Offered Shares so sold shall no longer be subject to this Agreement.

          (f) The Investors' right of first refusal provided in this Section 3 shall not apply with respect to sales of Shares to the Company.

     4.   Right of Participation in Sales.
          -------------------------------

          (a) If at any time the Stockholder desires to sell for cash all or any part of the Shares owned by him to any person or entity other than one or more of the Investors (the "Buyer"), each of the Investors shall have the right to sell to the Buyer, as a condition to such sale by the Stockholder, at the same price per share and on the same terms and conditions as involved in such sale by the Stockholder, the same percentage of the Shares owned by such Investor as the Shares to be sold by the Stockholder to the Buyer represents with respect to the Shares owned by the Stockholder immediately prior to the sale of any of his Shares to the Buyer.

          (b)  Each Investor wishing to so participate in any sale under this
Section 4 shall notify the Stockholder in writing of such intention as soon as practicable after such Investor's receipt of the Offer made pursuant to Section 3, and in any event within twenty days after the date the Offer was made. Such notification shall be given to such Stockholder in accordance with Section 9 below.

          (c) The Stockholder and each participating Investor shall sell to the Buyer all, or at the option of the Buyer, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Buyer than those in the Offer provided by the Stockholder under Section 3 above; provided, however, that any purchase of less
                                   --------  -------
than all of such Shares by the Buyer shall be made from the Stockholder and each participating Investor pro rata based upon the relative amount of the Shares that the Stockholder and each participating Investor is otherwise entitled to sell pursuant to Section 4(a).

          (d) Any Shares sold by the Stockholder or a participating Investor pursuant to this Section 4 shall no longer be subject to this Agreement.

          (e)  The Investors' right to participate in sales pursuant to this
Section 4 shall not apply with respect to sales of Shares to the Company.

     5.   Term.  This Agreement shall terminate (a) immediately prior to the
          ----
consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act of 1933, as amended, pursuant to which the aggregate price paid by the public for the purchase of Stock is at least $15 million or
(b) on the tenth anniversary of the date of this Agreement, whichever occurs first.

     6.   Failure to Deliver Shares.  If the Stockholder becomes obligated to
          -------------------------
sell any Shares to an Investor or the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, such Investor or the Company, as the case may be, may, at its option, in addition to all other remedies it may have, send to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company upon written notice to the Stockholder, (a) shall cancel on its books the certificate or certificates representing the Shares to be sold and (b) shall issue, in lieu thereof, in the name of such Investor or the Company, as the case may be, a new certificate or certificates representing such Shares, and thereupon all of the Stockholder's rights in and to such Shares shall terminate.

     7.   Specific Enforcement.  The Stockholder expressly agrees that the
          --------------------
Investors and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Stockholder, the Investors and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     8.   Legend.  Except with respect to the Shares held by Bull HN Information
          ------
Systems Inc. ("Bull HN")Bull HN, each certificate evidencing any of the Shares shall bear a legend substantially as follows:

          "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or other wise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Restriction Agreement dated as of March 15, 1996, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     9.   Notices.  Notices given hereunder shall be deemed to have been duly
          -------
given on the date of personal delivery, on the date of postmark if mailed by certified or registered mail, return receipt requested, or on the date sent by telecopier or telex to the party being notified at his or its address specified in the Purchase Agreement, or in the case of Bull HN at Bull HN Information Systems, Inc., Technology Park, 300 Concord Road, 889A Billerica, MA 01821, or such other address as the addressee may provide the other parties of in writing.

     10.  Entire Agreement and Amendments.  This Agreement, together with the
          -------------------------------
Purchase Agreement and the other agreements attached as exhibits to the Purchase Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that Investors owning at least two-thirds
                    --------  -------
of the Shares owned by all Investors may effect any such waiver, modification, amendment or termination on behalf of all of the Investors. To the extent any term or other provision of any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

     11.  Governing Law; Successors and Assigns. This Agreement shall be
          -------------------------------------
governed by the laws of the Commonwealth of Massachusetts, and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

     12.  Waivers.  No waiver of any breach or default hereunder shall be
          -------
considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     13.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14.  Captions. Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     15.  Continuation of Employment.  Nothing in this Agreement shall create an
          --------------------------
obligation on the Company or the Investors to continue the Stockholder's employment with the Company.

     16.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                              COMPANY:

                              PERITUS SOFTWARE SERVICES, INC.


                              By: /s/ Dominic K. Chan
                                 ---------------------------

                              Title:________________________


                              INVESTORS:


                              BULL HN INFORMATION SYSTEMS INC.


                              By: illegible
                                 ---------------------------


                              Title:________________________


                              MATRIX PARTNERS IV, L.P.


                              By: /s/ W. Michael Humphreys
                                 ---------------------------
                              Name:  W. Michael Humphreys
                              Title: General Partner of Matrix IV Management Co., L.P., the General Partner of Matrix Partners IV, L.P.


                              MATRIX IV ENTREPRENEURS FUND, L.P.


                              By: /s/ W. Michael Humphreys
                                 ---------------------------
                              Name:  W. Michael Humphreys
                              Title:  General Partner of Matrix IV
                                      Management Co., L.P., the General
                                      Partner of Matrix IV Entrepreneurs
                                      Fund, L.P.

                              GREYLOCK EQUITY LIMITED
                                PARTNERSHIP

                              By:  Greylock Equity GP Limited Partnership


                              By: /s/ Henry McCance
                                 ---------------------------
                                   General Partner


                              MASSACHUSETTS CAPITAL RESOURCE
                                COMPANY


                              By: /s/ Ben Bailey III
                                 ---------------------------
                              Title:
                                    ------------------------

                              STOCKHOLDER:

                              MR. DOMINIC K. CHAN and
                              MS. MARSHA CHAN

                              /s/ Dominic K. Chan
                              ------------------------------
                              Dominic K. Chan

                              /s/ Marsha Chan
                              ------------------------------
                              Marsha Chan

                              AMENDMENT NO. 1 TO
                          STOCK RESTRICTION AGREEMENT

                               October 28, 1996



To each of the Purchasers named in
Schedule I to the Series B Convertible
----------
Preferred Stock Purchase Agreement
dated October 28, 1996 (the "Purchasers")

Ladies and Gentlemen:

     On March 15, 1996 Peritus Software Services, Inc., a Massachusetts corporation (the "Company"), Dominic and Marsha Chan (the "Stockholder") and the purchasers listed on Schedule I to a Series A Convertible Preferred Stock and
                     ----------
Class A Common Stock Purchase Agreement of even date therewith entered into a Stock Restriction Agreement (the "Agreement") of even date therewith. The parties to the Agreement now wish to amend the Agreement to extend the rights and benefits thereof to holders of Series B Convertible Preferred Stock, no par value, of the Company (the "Series B Stock") issued pursuant to a Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement") by and among the Company and the Purchasers and to make certain other changes as hereinafter set forth. In consideration of and pursuant to the foregoing, the Company covenants and agrees with each of you that the Agreement is hereby amended as follows:

          All of the shares of Series B Stock purchased pursuant to the Series B Agreement shall be "Stock" for all purposes and to the same extent as if they were originally included as "Stock" under the Agreement, all references in the Agreement to the "Stock" and the "Purchase Agreement" shall include such Series B Stock and the Series B Agreement, respectively, and all references to "Investors" shall include the Purchasers.

     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                    Very truly yours,

                                    PERITUS SOFTWARE SERVICES, INC.



                                    By: /s/ Dominic S. Chan
                                       -------------------------------------
                                    Title:
                                          ----------------------------------

     AGREED TO AND ACCEPTED as of the date first above written.


                                    PURCHASERS:

                                    Y2K Partners, Ltd.

                                    By: JPW Partners, Ltd.

                                        By: Cross Matrix Corp.


                                            By:/s/ John P. Watters
                                               ----------------------------
                                               John P. Watters


                                    Essex Special Growth Opportunities Fund L.P.


                                    By: illegible
                                       ------------------------------------

                                    Title:
                                          ---------------------------------


                                    Essex High Technology Fund L.P.


                                    By: illegible
                                       ------------------------------------

                                    Title:
                                          ---------------------------------

                                   One & Co.

                                   By:  illegible
                                       -----------------------------------

                                   Title:
                                         ---------------------------------

                                   /s/ Mr. Francis W. Hatch
                                   ---------------------------------------
                                   Mr. Francis W. Hatch

                                   /s/ Ms. Serena Hatch
                                   ---------------------------------------
                                   Ms. Serena M. Hatch


                                   G.W. Merck Trust Under Indenture F/B/O/
                                     Serena M. Hatch

                                   By: /s/ Francis W. Hatch
                                      ------------------------------------

                                   Title: Trustee
                                         ---------------------------------

                                   The John Merck Fund

                                   By: /s/ Francis W. Hatch
                                      ------------------------------------

                                   Title: Trustee
                                         ---------------------------------

                                   The GBC North American Growth Fund Inc.

                                   By: illegible
                                      ------------------------------------

                                   Title:
                                         ---------------------------------

                                   The Palmer Organization III L.P.

                                   By: Palmer Partners L.P., its general partner

                                       By: /s/ William Congleton
                                          --------------------------------

                                       Title:
                                             -----------------------------

                                   Saturn & Co.

                                   By:  /s/ William Corson
                                      ------------------------------------

                                   Title:
                                         ---------------------------------

                                   /s/ Reed E. Johnstone
                                   ---------------------------------------
                                   Reed E. Johnstone

                                   /s/ Brent P. Johnstone
                                   ---------------------------------------
                                   Brent P. Johnstone

                                   /s/ Ralph E. Stoddard
                                   ---------------------------------------
                                   Ralph E. Stoddard


                                   Doctor Sweeney & Nessa Profit Sharing Plan
                                     u/a Trust dtd 10-1-85 FBO Doctor Gerald A.
                                     Sweeney

                                   By: /s/ Gerald A. Sweeney
                                      ------------------------------------

                                   Title: Trustee
                                         ---------------------------------

                                   /s/ David McNeish
                                   ---------------------------------------
                                   David McNeish

                                   /s/ Harold F. Close, Jr.
                                   ---------------------------------------
                                   Harold F. Close, Jr.

                                   /s/ Axel Leblois
                                   ---------------------------------------
                                   Axel Leblois


                                   Lindholm Family Partnership


                                   By: /s/ Carl Lindholm
                                       -----------------------------------

                                   Title:
                                         ---------------------------------

                                   /s/ Mrs. Louise Lindholm
                                   ---------------------------------------
                                   Mrs. Louise Lindholm

                                   /s/ Mr. Jeffrey Lindholm
                                   ---------------------------------------
                                   Mr. Jeffrey Lindholm

                                   /s/ Mrs. Jeffrey Lindholm
                                   ---------------------------------------
                                   Mrs. Jeffrey Lindholm

                                   /s/ Arthur Carr
                                   ---------------------------------------
                                   Arthur Carr

                                   /s/ Virginia L. Carr
                                   ---------------------------------------
                                   Virginia L. Carr

                                   First Stevenson Charitable Remainder Unitrust


                                   By: /s/ Roger L. Duval
                                      ------------------------------------
                                   Roger L. Duval, Trustee

                                   /s/ Roger L. Duval
                                   ---------------------------------------
                                   Roger L. Duval

                                   Parties to Stock Restriction Agreement
                                   of 3/15/96 who are not Purchasers:

                                   BULL HN INFORMATION SYSTEMS, INC.

                                   By: illegible
                                      ------------------------------------

                                   Title:
                                         ---------------------------------

                                   MATRIX PARTNERS IV, L.P.


                                   By: /s/ W. Michael Humphreys
                                      ------------------------------------
                                   Name:  W. Michael Humphreys
                                   Title: General Partner of Matrix IV
                                           Management Co., L.P., the General
                                           Partner of Matrix Partners IV, L.P.

                                   MATRIX IV ENTREPRENEURS FUND, L.P.

                                   By: /s/ W. Michael Humphreys
                                      ------------------------------------
                                   Name:   W. Michael Humphreys
                                   Title:  General Partner of Matrix IV
                                             Management Co., L.P., the General
                                             Partner of Matrix IV Entrepreneurs
                                             Fund, L.P.

                                   GREYLOCK EQUITY LIMITED PARTNERSHIP

                                   By:  Greylock Equity GP Limited Partnership


                                        By: /s/ Henry McCance
                                           -------------------------------
                                             General Partner


                                   MASSACHUSETTS CAPITAL RESOURCE
                                     COMPANY

                                   By: /s/ Ben Bailey III
                                      ------------------------------------

                                   Title:
                                         ---------------------------------


                                   /s/ Wendy Caplan
                                   ---------------------------------------
                                   Ms. Wendy Caplan


                                   /s/ Thomas Deary
                                   ---------------------------------------
                                   Mr. Thomas Deary


                                   /s/ Therese Deary
                                   ---------------------------------------
                                   Ms. Therese Deary


                                   /s/ James Carroll
                                   ---------------------------------------
                                   Mr.  James Carroll

                                   /s/ Mary Carroll
                                   ---------------------------------------
                                   Ms. Mary Carroll

                                   /s/ Michael Deary
                                   ---------------------------------------
                                   Mr. Michael Deary

                                   /s/ Lauri Deary
                                   ---------------------------------------
                                   Ms. Lauri Deary


                                   STOCKHOLDER:

                                   /s/ Dominic K. Chan
                                   ---------------------------------------
                                   Dominic K. Chan

                                   /s/ Marsha Chan
                                   ---------------------------------------
                                   Marsha Chan